Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett

Special Situations Income Fund

For the period ended September 30, 2023

Schedule of Investments (unaudited)

September 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 98.02%

CORPORATE BONDS 48.58%

Aerospace/Defense 3.31%
Triumph Group, Inc.	7.75%	8/15/2025		$2,800,000	$2,663,234

Airlines 1.99%
Azul Secured Finance LLP†	11.93%	8/28/2028		500,000	495,819
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(a)	6.375%	2/1/2030		1,425,000	1,102,986
Total					1,598,805

Building Materials 2.24%
Eco Material Technologies, Inc.†	7.875%	1/31/2027		1,888,000	1,802,076

Coal 2.09%
Coronado Finance Pty. Ltd. (Australia)†(a)	10.75%	5/15/2026		1,619,000	1,679,212

Commercial Services 1.96%
BCP V Modular Services Finance PLC(b)	6.75%	11/30/2029	EUR	924,000	710,653
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026		$926,000	865,717
Total					1,576,370

Diversified Financial Services 1.79%
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(a)	6.50%	9/15/2024		1,550,000	1,442,589

Entertainment 0.95%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026		1,057,743	766,889

Environmental Control 1.63%
Madison IAQ LLC†	5.875%	6/30/2029		1,625,000	1,310,533

Holding Companies-Diversified 0.74%
Benteler International AG (Austria)†(a)	10.50%	5/15/2028		591,000	592,308

Internet 1.82%
EquipmentShare.com, Inc.†	9.00%	5/15/2028		1,525,000	1,467,813

Lodging 2.97%
Full House Resorts, Inc.†	8.25%	2/15/2028		2,731,000	2,393,203

Machinery-Diversified 2.06%
Maxim Crane Works Holdings Capital LLC†	11.50%	9/1/2028		514,000	501,150
SPX FLOW, Inc.†	8.75%	4/1/2030		1,252,000	1,158,951
Total					1,660,101

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Metal Fabricate-Hardware 2.81%
Park-Ohio Industries, Inc.	6.625%		4/15/2027	$2,600,000	$2,259,413

Mining 3.11%
Ferroglobe PLC/Globe Specialty Metals, Inc. (United Kingdom)(a)	9.375%		12/31/2025	988,837	1,009,849
JW Aluminum Continuous Cast Co.†	10.25%		6/1/2026	1,500,000	1,491,779
Total					2,501,628

Oil & Gas 5.28%
Nabors Industries Ltd.†	7.50%		1/15/2028	1,250,000	1,157,079
Rockcliff Energy II LLC†	5.50%		10/15/2029	500,000	450,615
Transocean, Inc.	7.50%		4/15/2031	850,000	737,230
Vital Energy, Inc.†	7.75%		7/31/2029	1,050,000	977,865
W&T Offshore, Inc.†	11.75%		2/1/2026	898,000	926,925
Total					4,249,714

Oil & Gas Services 2.40%
KLX Energy Services Holdings, Inc.†	11.50%		11/1/2025	367,000	364,285
Nine Energy Service, Inc.	13.00%		2/1/2028	1,691,000	1,570,542
Total					1,934,827

Retail 11.43%
CEC Entertainment LLC†	6.75%		5/1/2026	2,250,000	2,130,166
Foundation Building Materials, Inc.†	6.00%		3/1/2029	1,475,000	1,228,964
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028	1,925,000	1,324,728
LBM Acquisition LLC†	6.25%		1/15/2029	1,915,000	1,572,225
Sizzling Platter LLC/Sizzling Platter Finance Corp.†	8.50%		11/28/2025	1,250,000	1,250,213
White Cap Parent LLC†	8.25%		3/15/2026	1,750,000	1,690,646
Total					9,196,942
Total Corporate Bonds (cost $39,784,852)					39,095,657

FLOATING RATE LOANS(c) 49.44%

Aerospace/Defense 3.33%
Alloy Finco Ltd. 2020 USD Term Loan B2 (Jersey)(a)	11.812% (3 mo. USD LIBOR + 6.50%)		3/6/2024	2,400,000	2,344,800
Alloy Finco Ltd. USD Holdco PIK Term Loan (Jersey)(a)	–	(d)	3/6/2025	347,433	334,622
Total					2,679,422

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Building Materials 6.05%
ACProducts, Inc. 2021 Term Loan B	9.902% (3 mo. USD Term SOFR + 4.25%)		5/17/2028		$1,988,758	$1,648,461
Cornerstone Building Brands, Inc. 2022 Term Loan	10.957% (1 mo. USD Term SOFR + 5.63%)		8/1/2028		1,667,042	1,662,874
CP Atlas Buyer, Inc. 2021 Term Loan B	9.166% (1 mo. USD Term SOFR + 3.75%)		11/23/2027		1,645,892	1,557,080
Total						4,868,415

Chemicals 2.68%
DCG Acquisition Corp. Term Loan B	9.916% (1 mo. USD Term SOFR + 4.50%)		9/30/2026		2,167,274	2,154,401

Diversified Financial Services 4.85%
Advisor Group, Inc. 2023 Term Loan B	9.816% (3 mo. USD Term SOFR + 4.50%)		8/17/2028		1,345,569	1,346,517
Minotaur Acquisition, Inc. Term Loan B	10.166% (1 mo. USD Term SOFR + 4.75%)		3/27/2026		2,562,055	2,556,367
Total						3,902,884

Entertainment 3.72%
ECL Entertainment LLC 2023 Term Loan B	10.14% (3 mo. USD Term SOFR + 4.75%)		8/31/2030		2,147,418	2,147,418
Vue International Bidco PLC 2022 EUR Term Loan (b)	12.072% (6 mo. EUR EURIBOR + 8.00%)		6/30/2027	EUR	215,424	222,632
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50% (b)	4.859% (6 mo. EUR EURIBOR + 2.00%)		12/31/2027	EUR	1,232,777	623,440
Total						2,993,490

Health Care Services 1.00%
Star Parent, Inc. 2023 Term Loan B	–	(d)	9/19/2030		$824,000	806,890

Internet 2.49%
Imperva, Inc. 1st Lien Term Loan	–	(d)	1/12/2026		1,994,792	2,001,025

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Leisure Time 2.34%
Life Time Fitness, Inc. 2023 Term Loan B	10.611% (3 mo. USD Term SOFR + 4.75%)		1/15/2026	$1,874,941	$1,881,972

Lodging 3.43%
Spectacle Gary Holdings LLC 2021 Term Loan B	9.769% (3 mo. USD Term SOFR + 4.25%)		12/10/2028	2,823,258	2,765,029

Machinery: Diversified 8.44%
CPM Holdings, Inc. 2023 Term Loan	–	(d)	9/22/2028	1,194,000	1,192,884
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	12.152% (3 mo. USD Term SOFR + 6.50%)		5/21/2029	2,880,000	2,829,600
LSF12 Badger Bidco LLC Term Loan B	11.316% (3 mo. USD Term SOFR + 6.00%)		8/30/2030	2,766,186	2,766,186
Total					6,788,670

Metal Fabricate/Hardware 2.96%
Tank Holding Corp. 2022 Term Loan	11.166% (1 mo. USD Term SOFR + 5.75%)		3/31/2028	1,652,900	1,607,710
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan(e)	1.00%		3/31/2028	240,000	233,551
Tank Holding Corp. 2023 Incremental Term Loan	11.42% (1 mo. USD Term SOFR + 6.00%)		3/31/2028	557,200	542,228
Total					2,383,489

Oil & Gas 4.58%
Par Petroleum LLC 2023 Term Loan B	9.773% (3 mo. USD Term SOFR + 4.25%)		2/28/2030	1,361,636	1,361,915
Waterbridge Midstream Operating LLC Term Loan B	11.363% (3 mo. USD Term SOFR + 5.75%)		6/22/2026	2,316,377	2,322,538
Total					3,684,453

4	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

September 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 3.57%
Carrols Restaurant Group, Inc. Term Loan B	8.666% (1 mo. USD Term SOFR + 3.25%)		4/30/2026	$1,788,444	$1,744,690
Fogo De Chao, Inc. 2023 Term Loan B	–	(d)	9/20/2030	1,150,000	1,127,960
Total					2,872,650
Total Floating Rate Loans (cost $40,147,938)					39,782,790
Total Long-Term Investments (cost $79,932,790)					78,878,447

SHORT-TERM INVESTMENTS 10.44%

REPURCHASE AGREEMENTS 10.44%
Repurchase Agreement dated 9/29/2023, 5.200% due 10/2/2023 with TD Securities USA LLC collateralized by $10,064,000 of U.S. Treasury Note at 0.500% due 8/31/2027; value: $8,567,841; proceeds: $8,403,487 (cost $8,399,847)				8,399,847	8,399,847
Total Investments in Securities 108.46% (cost $88,332,637)					87,278,294
Less Unfunded Loan Commitments 0.29% (cost $236,660)					(233,551)
Net Investments in Securities 108.75% (cost $88,569,297)					87,044,743
Other Assets and Liabilities – Net(f) (8.75)%					(6,572,418)
Net Assets 100.00%					$80,472,325

EUR	Euro.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2023, the total value of Rule 144A securities was $30,144,736, which represents 37.46% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at September 30, 2023.
(d)	Interest Rate to be determined.
(e)	Security partially/fully unfunded.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

See Notes to Schedule of Investments.	5

Schedule of Investments (unaudited)(concluded)

September 30, 2023

Total Return Swap Contracts at September 30, 2023:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Upfront Payment	Unrealized Appreciation	Value
Morgan Stanley	IBOXX	12-Month USD SOFR Index	34,978	Long	12/20/2023	$6,825,000	$40	$22,565	$22,605

*	iBoxx Leverage Loan Index.

SOFR Secured Overnight Financing Rate.

Forward Foreign Currency Exchange Contracts at September 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	Toronto Dominion Bank	12/13/2023	1,556,000	$1,679,508	$1,650,360	$29,148

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$39,095,657	$–	$39,095,657
Floating Rate Loans	–	39,782,790	–	39,782,790
Less Unfunded Commitments	–	(233,551)	–	(233,551)
Short-Term Investments
Repurchase Agreements	–	8,399,847	–	8,399,847
Total	$–	$87,044,743	$–	$87,044,743
Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$22,605	$–	$22,605
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	29,148	–	29,148
Liabilities	–	–	–	–
Total	$–	$51,753	$–	$51,753

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

6	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Special Situations Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund had a sale to Lord, Abbett and Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on September 8, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett, as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuation and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Schedule of Investments (unaudited)(continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of September 30, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2023, the Fund did not have any securities on loan.

QPHR-LA-SSIF-3Q

(11/23)